SCHEDULE 14C INFORMATION

Information Statement Pursuant To Section 14(c)

of the Securities Exchange Act 1934

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LITMAN GREGORY FUNDS TRUST

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LITMAN GREGORY FUNDS TRUST

iMGP SMALL COMPANY FUND

2301 Rosecrans Avenue, Suite 2150,

El Segundo, California 94596

INFORMATION STATEMENT

October 10, 2025

Dear Shareholder:

The enclosed Information Statement is being provided to notify the shareholders of iMGP Small Company Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), of a “change of control” of one of the Fund’s investment sub-advisors, Segall, Bryant & Hamill LLC (“SBH”). This change of control caused the Fund’s investment sub-advisory agreement with SBH (“Prior Agreement”) to automatically terminate under the provisions of the Investment Company Act of 1940, as amended, thereby requiring the Board of Trustees of the Fund to approve a new sub-advisory agreement with SBH, which is substantially identical to the Fund’s Prior Agreement except for the dates of execution and termination. These actions were approved by the Board of Trustees and do not require shareholder approval. We are providing this notice to keep you informed of important developments affecting your investment.

The Board of Trustees of the Trust has approved a new investment sub-advisory agreement with SBH, which replaced the Prior Agreement. SBH will continue to manage a portion of the Fund’s assets. The Fund’s advisor believes that having SBH as one of the Fund’s sub-advisors continues to be beneficial to the Fund and its shareholders. There will be no changes to the Fund’s investment objective, and the aggregate advisory fee of the Fund will not increase as a result of this change.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-925-254-8999 and we will be glad to assist you. Thank you for your continued support of Litman Gregory Funds Trust.

Very truly yours,

/s/ Jeffrey K. Seeley
Jeffrey K. Seeley President

LITMAN GREGORY FUNDS TRUST

iMGP SMALL COMPANY FUND

2301 Rosecrans Avenue, Suite 2150,

El Segundo, California 94596

INFORMATION STATEMENT

October 10, 2025

This document is an Information Statement relating to the approval of a new investment sub-advisory agreement with Segall, Bryant & Hamill LLC (“SBH”), 10 South Wacker Drive, Suite 3100, Chicago, Illinois 60606, as a sub-advisor to the iMGP Small Company Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”). This Information Statement is being furnished on behalf of the Trust’s Board of Trustees (the “Board”) to shareholders of the Fund. This Information Statement is being mailed to shareholders of the Fund on or about October 10, 2025.

iM Global Partner Fund Management, LLC (the “Advisor” or “iM Global”) serves as the investment advisor to the Fund and is located at 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 94596. In addition to SBH, D.F. Dent and Company Inc. (“D.F. Dent”), serves as a sub-advisor to the Fund. The principal office of D.F. Dent is located at 400 East Pratt Street, 7th Floor, Baltimore, MD 21202. The Fund’s principal underwriter is ALPS Distributors, Inc., whose principal office is located at 1290 Broadway, Suite 1100, Denver, CO 80203. State Street Bank and Trust Company serves as the Fund’s administrator and custodian and is located at One Congress Street, Suite 1, Boston, MA 02114-2016. SS&C Global Investor & Distribution Solutions, Inc. serves as the Fund’s transfer agent and is located at 330 West Ninth Street, Kansas City, MO 64105.

This is not a proxy statement and does not relate to a meeting of shareholders of the Fund. We are not asking you for a proxy, and we are not asking you for voting instructions. Please do not send us a proxy.

The expenses incurred in connection with preparing and delivering this Information Statement will be borne by the Fund. Copies of the Fund’s most recent annual report to shareholders are available on the Trust’s website at http://www.imgpfunds.com or will be furnished without charge upon request by writing to the Fund at Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922, or by calling 1-800-960-0188.

Important Notice Regarding the Availability of the Information Statement: This Information Statement and the Fund’s most recent annual report and semi-annual report to shareholders are available at http://www.imgpfunds.com.

By Order of the Board,

/s/ Jeffrey K. Seeley
Jeffrey K. Seeley
President

El Segundo, California
October 10, 2025

I.	Introduction

This Information Statement is being provided to shareholders of iMGP Small Company Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), due to a “change of control” of one of the Fund’s investment sub-advisors, Segall, Bryant & Hamill LLC (“SBH”). This change of control caused the Fund’s investment sub-advisory agreement (the “Prior Agreement”) to terminate under the provisions of the Investment Company Act, 1940, as amended (the “1940 Act”), thereby requiring the Board of Trustees of the Funds (the “Board”) to approve a new sub-advisory agreement with SBH, which is substantially identical to the Fund’s Prior Agreement except for the dates of execution and termination.

II.	Change of Control

SBH is currently a wholly owned subsidiary of Corient Management LLC (“Corient Management”), which is a wholly owned subsidiary of Corient Holdings Inc. (“Corient Holdings”). Corient Holdings is a controlled subsidiary of CI Financial Corp. (“CI Financial”). On August 12, 2025, CI Financial entered into a definitive agreement with Accelerate Holdings Corp. (“Accelerate”), an affiliate of Mubadala Capital (“Mubadala”), the alternative asset management arm of Mubadala Investment Company, to take CI Financial private (the “Transaction”), pursuant to which Accelerate agreed to acquire, directly or indirectly, all of the issued and outstanding Common Shares of CI Financial. Following the Acquisition, Accelerate is CI Financial’s parent company and SBH’s ultimate parent company.

The 1940 Act provides that a “change of control” of a fund’ s advisor or sub-advisor results in an “assignment,” and an automatic termination, of the investment management agreement between the fund and the advisor. Accordingly, as a result of the Transaction, the Prior Agreement dated June 1, 2021, terminated effective August 12, 2025. In anticipation of the pending termination of the Prior Agreement, the Board, at its June 4, 2025 meeting, approved a new sub-advisory agreement (“the New SBH Sub-Advisory Agreement”) with SBH, having terms substantially identical to the terms of the Prior Agreement except for the dates of execution and termination.

Pursuant to an exemptive order issued to the Trust and the Advisor by the U.S. Securities and Exchange Commission (the “SEC”) on June 13, 1997 (the “Order”), shareholder approval of the New SBH Sub-Advisory Agreement was not required to be, and was not, obtained. The Order permits the Advisor, subject to the approval of and oversight by the Board, to enter into sub-advisory agreements with sub-advisors with which it is not affiliated, and to make certain changes to existing sub-advisory agreements, without shareholder approval. Even though shareholder approval is not being sought with respect to the approval of the New SBH Sub-Advisory Agreement, the Order requires that the Trust provide shareholders with this Information Statement containing information about SBH, the circumstances surrounding the Board’s approval of the New SBH Sub-Advisory Agreement, and the material terms of the New SBH Sub-Advisory Agreement.

III.	Segall Bryant & Hamill LLC

A.	Information Regarding SBH

SBH is a registered investment adviser under the Investment Advisers Act of 1940, as amended. SBH’s primary business is to provide a variety of investment management services to registered investment companies, institutional separate accounts, and private funds. As of June 30, 2025, SBH had approximately $29.8 billion in assets under management.

The Advisor has allocated a portion of the Fund’s assets to SBH (the “SBH Allocated Assets”) to be managed by Mark T. Dickherber and Shaun P. Nicholson. Dickherber joined SBH in 2007 and is a principal, senior portfolio manager and head of SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Core and Small Cap Value strategies and the co-portfolio manager of SBH’s Small Cap Value Concentrated strategy. Dickherber is also responsible for equity research in the Small Cap and Small/Mid Core equity portfolios and is a specialist in the healthcare sector. Prior to joining SBH, Dickherber served as director of research for Kennedy Capital Management, where he had worked since 1996. Nicholson joined SBH in 2011 and is a senior portfolio manager for SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value Concentrated strategy and the co-portfolio manager for SBH’s Small Cap Value strategy. He is responsible for research related to materials, autos/transports, industrials, regional banks and energy within the respective portfolios. Prior to joining SBH, Nicholson spent six years at Kennedy Capital Management. Approximately 50% of the Fund’s assets are managed by Dickherber and Nicholson.

Additional information about SBH, including its principal executive officers and directors, is provided in Exhibit B.

B.	Material Terms of the New SBH Sub-Advisory Agreement

The following discussion is a description of the material terms of the New SBH Sub-Advisory Agreement. This description is qualified in its entirety by reference to the form of the New SBH Sub-Advisory Agreement, which is attached as Exhibit C to this Information Statement.

Pursuant to the New SBH Sub-Advisory Agreement, SBH will provide, subject to the supervision and direction of the Advisor and the Board, investment advice and related services with respect to the SBH Allocated Assets. SBH is responsible for providing the personnel, office space, and equipment reasonably necessary to fulfill its obligations under the New SBH Sub-Advisory Agreement. The New SBH Sub-Advisory Agreement will be in effect for an initial term of two years upon approval by the Board and will continue to be in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved at least annually by (i) the Board or by the vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (iii) the Advisor. The New SBH Sub-Advisory Agreement is not assignable and may be terminated without penalty (i) by the Board or by vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, upon 60 days’ written notice to SBH and the Advisor; and (ii) by the Advisor or SBH upon 60 days’ written notice to the Trust and the other party. The New SBH Sub-Advisory Agreement provides that SBH may render similar or different services to other clients so long as SBH’s ability to render the services provided for in the New SBH Sub-Advisory Agreement is not impaired thereby.

The New SBH Sub-Advisory Agreement provides that SBH shall exercise reasonable care and prudence in fulfilling its obligations thereunder. The New SBH Sub-Advisory Agreement also provides that SBH shall be liable for (i) any material inaccuracy or incompleteness of the statements furnished in writing by SBH for use by the Advisor in the Fund’s offering materials; and (ii) any loss incurred by the Fund as a result of any investment made by SBH in violation of the New SBH Sub-Advisory Agreement or if such loss was due to SBH willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the New SBH Sub-Advisory Agreement (“Disabling Conduct”). In the absence of any Disabling Conduct on the part of SBH, SBH will not be subject to liability to the Advisor, the Trust, or the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the New SBH Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any securities by the Fund.

Under the New SBH Sub-Advisory Agreement, each party to the New SBH Sub-Advisory Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expenses (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under the New SBH Sub-Advisory Agreement, provided, however, that nothing in the New SBH Sub-Advisory Agreement shall be deemed to protect any Indemnified Party against any liability to which such

Indemnified Party would otherwise be subject by reason of its willful misfeasance, bad faith, or negligence in the performance of its duties in the New SBH Sub-Advisory Agreement or by reason of reckless disregard of obligations and duties under the New SBH Sub-Advisory Agreement.

Under the New SBH Sub-Advisory Agreement, SBH will (i) furnish the Fund with advice and recommendations with respect to the investment of the SBH Allocated Assets; (ii) effect the purchase and sale of portfolio securities for the SBH Allocated Assets; (iii) determine that portion of the SBH Allocated Assets that will remain uninvested, if any; (iv) manage and oversee the investments of the SBH Allocated Assets, subject to the ultimate supervision and direction of the Board; (v) vote proxies, file required ownership reports and take other actions with respect to the securities in the SBH Allocated Assets; (vi) maintain the books and records required to be maintained with respect to the securities in the SBH Allocated Assets; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the SBH Allocated Assets which the Advisor, the Trustees, or the officers of the Trust may reasonably request; and (viii) render to the Board such periodic and special reports with respect to the SBH Allocated Assets as the Board may reasonably request.

The Advisor, and not the Fund, is responsible for payment of the sub-advisory fees to SBH under the New SBH Sub-Advisory Agreement. The fees payable to SBH pursuant to the New SBH Sub-Advisory Agreement are included in the advisory fees paid to the Advisor.

C.	Approval of the New SBH Sub-Advisory Agreement by the Board and the Independent Trustees

At a meeting held on June 4, 2025, the Board, including the Independent Trustees, received responses from SBH, Mubadala and CI Financial to an information request prepared by Independent Trustee counsel. The Independent Trustees also received a separate summary of the Transaction. The Independent Trustees considered the expected impact of the Transaction on SBH and its ability to serve the Fund, noting that there are no changes anticipated to the nature, quality and extent of services provided by SBH to the Fund, nor to the day-to-day operations of SBH. The Independent Trustees also considered the structure of the Transaction and the organizational capability and financial condition of Mubadala, including with respect to the organizational and financial impacts of the Transaction. They also considered the expected benefits and costs to shareholders as a result of the Transaction, noting in particular that the New SBH Sub-Advisory Agreement is substantially identical to the Prior Agreement, that the sub-advisory fee rates under the New SBH Sub-Advisory Agreement are identical to those under the Prior Agreement, that the services to be provided by SBH pursuant to the New SBH Sub-Advisory Agreement are expected to be provided with the same level of commitment, that the fee waivers and expense limitations to which the Advisor has agreed with respect to the Fund would not change, that the continued retention of SBH would minimize the disruption of the Fund’s operations, and that no change in SBH’s management and investment teams serving the Fund is expected to result from the Transaction.

Based on the information provided by the Advisor, SBH and Mubadala, the Independent Trustees concluded that the Transaction is not likely to result in any diminution of SBH’s ability to continue to serve the Fund. The Independent Trustees noted that they had considered SBH’s services provided under the Prior Agreement during their annual Section 15(c) considerations (the “Annual Renewal”) and that those considerations applied equally to their decision to approve the New SBH Sub-Advisory Agreement.

In particular, the Board and the Independent Trustees focused on the following with respect to the Annual Renewal of the Prior Agreement:

1.	The Nature, Extent and Quality of Services Expected to be Provided

The Independent Trustees reviewed various materials relating to SBH, including copies of the Prior Agreement and the New SBH Sub-Advisory Agreement; a copy of the Form ADV for SBH; information on assets of the Fund managed and fees charged by SBH, as well as the fee levels of other funds managed by SBH; a summary of the compliance program of SBH; and an oral report by the CCO on SBH’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting and monitoring SBH and the value of goodwill between the Advisor and SBH.

The Independent Trustees concluded that the nature, overall quality, and extent of the services provided and to be provided by SBH are fully satisfactory.

2.	Investment Performance of SBH

The Independent Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to peer funds and benchmark indices over various periods ended March 31, 2025. They also considered information regarding the selection, and discussed the appropriateness, of such peer funds and benchmark indices. The Independent Trustees considered the overall performance of the Fund as well as the performance of SBH as compared to SBH’s own comparable mutual fund(s) or private fund(s) (if applicable). The Independent Trustees focused on longer-term performance, which they believe is more important than short, isolated periods for purposes of evaluating the Fund’s success in meeting its investment objective.

In particular, the Independent Trustees relied upon, among other information, a report (the “FUSE Report”) prepared by FUSE Research Network (“FUSE”), an independent third-party data provider, that compared performance and expense data of the Fund against an assigned Peer Group. The Independent Trustees noted that FUSE Research Network, and not the Advisor, selected the peer funds used in the FUSE Report and that the Advisor had supplemented the FUSE Report with additional performance comparisons.

The Independent Trustees compared the Fund’s investment results for its Institutional shares to the Russell 2000 Index and the Fund’s FUSE Peer Group. The Independent Trustees noted that the Fund outperformed its benchmark index for the three-year period and the period since inception but underperformed that benchmark for the one-year period. The Independent Trustees further noted that the Fund performed above the median of its peer group for the three-year period and the period since inception and at the median for the one-year period.

The Independent Trustees noted that the performance of SBH varies over time and noted and acknowledged the Advisor’s detailed monitoring of SBH’s investment results, and interactions with SBH. The Independent Trustees noted and considered the comments by the Advisor with respect to SBH, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by SBH, if appliable. The Independent Trustees considered the Advisor’s process for terminating sub-advisors and noted the Advisor’s continued willingness to terminate sub-advisors if the Advisor determined that the termination would be in the best interest of a fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s extensive screening process before hiring a sub-advisor.

The Trustees noted the difficulty of fairly benchmarking the Fund in terms of performance. Ultimately, the Independent Trustees concluded that the Fund’s overall performance records were satisfactory taking into account the Advisor’s explanation for the periods of underperformance, but the Independent Trustees noted that they will remain attentive to the Advisor’s monitoring of SBH and any on-going underperformance of the Fund, if applicable.. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that the Fund adhered to its stated investment objective and strategies, and the performance and services of SBH supported the decision to approve the New SBH Sub-Advisory Agreement.

3.	Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered the sub-advisory fees payable to SBH under the New SBH Sub-Advisory Agreement, noting that such fees would be paid by the Advisor, and not the Fund, and, thus, would not directly impact the fees to be paid by the Fund. It was noted that the sub-advisory fees payable to SBH are the same under the Prior Agreement and the New SBH Sub-Advisory Agreement. The Board considered that the sub-advisory fees to be paid to SBH by the Advisor under the New SBH Sub-Advisory Agreement had been negotiated at arm’s length and fairly reflected the services to be provided by the Advisor and SBH, respectively. Given the arm’s-length nature of the arrangement, the Board concluded that the sub-advisory fees payable to SBH by the Advisor under the New SBH Sub-Advisory Agreement are reasonable and appropriate. The Board noted that a detailed analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of SBH’s profitability were not directly relevant to the Board’s determination to approve the New SBH Sub-Advisory Agreement.

4.	The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board recognized that this consideration is less relevant with respect to the sub-advisory fee because the Advisor pays SBH out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the Annual Renewal of the Unified Investment Advisory Agreement with respect to the Fund..

5.	Ancillary Benefits

The Board considered that there may be financial benefits that SBH derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the sub-advisory fee to SBH.

Conclusion

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of the Independent Trustees, concluded that the terms of the New SBH Sub-Advisory Agreement were fair and reasonable, and that the fees are reasonable in light of the services expected to be provided to the Fund. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the New SBH Sub-Advisory Agreement was in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or a sub-advisor affiliated with the Advisor’s parent company derives an inappropriate advantage.

IV.	Other Information

Investment Advisory Fees

For the fiscal year ended December 31, 2024, the Fund paid advisory fees of 0.80% of the Fund’s average daily net assets, of which 0.25% was retained by the Advisor after payment of the Fund’s sub-advisors, before waivers or expense subsidies. The aggregate sub-advisory fee paid by the Advisor to the Fund’s sub-advisors was 0.55% of the Fund’s average daily net assets, or $280,903 net of waivers. Aggregate advisory fees paid by the Fund for the same period were $381,488 net of waivers, of which $93,987 was retained by the Advisor.

Effective as of August 12, 2025, the Fund continues to pay advisory fees of 0.80% of the Fund’s average daily assets (the “New Advisory Fee”), of which 0.25% is retained by the Advisor after payment of the Fund’s sub-advisors, after waivers and expense subsidies.

Information Regarding the Trust

The Trust is a Delaware statutory trust organized on August 1, 1996, and is registered with the SEC as an open-end management investment company under the 1940 Act.

Ownership of Shares

Exhibit A lists the shareholders who, to the knowledge of the Trust, are beneficial owners of more than 5% of the outstanding shares of a class of the Fund as of September 15, 2025. Any shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. A control person can have a significant impact on the outcome of a shareholder vote.

As of September 15, 2025, no Trustees of the Trust owned 1% or more of the outstanding shares of a class of the Fund, and all Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each class of the Fund.

Shareholder Proposals

As a general matter, the Fund does not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Fund, 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 94596. They must be received by the Fund within a reasonable period of time prior to any such shareholder meeting.

Affiliated Brokerage

For the fiscal year ended December 31, 2024, the Fund did not pay brokerage commissions to affiliated broker-dealers.

Householding

Only one copy of this Information Statement is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions from one or more of the shareholders, in which case the Fund will deliver promptly separate copies of this Information Statement to such shared address. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Fund.

Shareholders sharing an address who currently receive multiple copies of annual reports to shareholders, information statements or proxy materials at the same address and would like to request “householding” of their communications, and shareholders who no longer wish to participate in “householding” and prefer to receive a separate copy of annual reports to shareholders, information statements and proxy materials, should contact the Fund at Litman Gregory Funds Trust c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE.

EXHIBIT A

BENEFICIAL OWNERSHIP OF FUND SHARES

As of September 15, 2025, to the Trust’s knowledge, the following persons are beneficial owners of more than 5% of the outstanding shares of a class of the Fund:

Institutional Class

Name and Address	Number of Shares Beneficially Owned	% of Class Owned	Type of Owner

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4141	2,003,482.0830	56.13%	Record

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	550,617.9730	15.43%	Record

National Financial Services Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	219,198.5090	6.14%	Record

Matrix Trust Company Cust. 717 17th Street Suite 1300 Denver, CO 80202-3304	190,888.6490	5.35%	Record

EXHIBIT B

Additional Information Regarding SBH

SBH has its principal office located at 10 South Wacker Drive, Suite 3100, Chicago, Illinois 60606. Schedules of the direct and indirect ownership of SBH can be found in Part 1A of SBH’s Form ADV available at http:// adviserinfo.sec.gov.

Set forth below are the names and titles of the principal executive officers of SBH. The address of each such officer is c/o 10 Wacker Drive, Suite 3100, Chicago, Illinois 60606.

Name	Title
Carolyn B. Goldhaber	President
Joan L. Washburn	Chief Financial Officer
Paul A. Lythberg	Chief Operations Officer
Jasper R. Frontz	Chief Compliance Officer

SBH acts as investment adviser to the following registered investment company that has a similar objective to the SBH Allocated Assets of the Fund:

Fund Name	Net Assets Managed by SBH as of March 31, 2025	Advisory Fee Rate Paid to SBH (of average daily net assets)
SBH Small Cap Value Strategy	$3.5 billion	0.90% on the first $25 million of assets; 0.85% on the next $25 million of assets; and 0.65% on assets in excess of $50 million

It is SBH’s policy to limit its use of soft dollars to arrangements falling within the safe-harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Only bona fide research and brokerage products and services that provide assistance to SBH in the performance of its investment decision-making responsibilities are permitted and any allocation of brokerage commissions must be reasonable in relation to the research, service or product provided.

None of the current Trustees or officers of the Fund is an officer, employee, director, general partner or shareholder of SBH. None of the current Trustees or officers of the Fund owns securities or has any other material direct or indirect interest in SBH or any person controlling, controlled by or under common control with SBH, or has purchased or sold securities or ownership interests of SBH, its parents, or subsidiaries of either, since the beginning of the Fund’s most recently completed fiscal year.

EXHIBIT C

IMGP SMALL COMPANY FUND

LITMAN GREGORY FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

LITMAN GREGORY FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT is made as of August 12, 2025 by and between IM GLOBAL PARTNER FUND MANAGEMENT, LLC (the “Advisor”) and SEGALL BRYANT & HAMILL, LLC (the “Sub-Advisor”).

WITNESSETH:

WHEREAS, the Advisor has been retained as the investment adviser to the IMGP Small Company Fund (the “Fund”), a series of the Litman Gregory Funds Trust (the “Trust”), an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Advisor has been authorized by the Trust to retain an investment adviser ( an “investment manager”) to serve as portfolio manager for the Fund’s assets ; and

WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and is engaged in the business of supplying investment advisory services as an independent contractor; and

WHEREAS, the Fund and the Advisor desire to retain the Sub-Advisor as an investment manager to render portfolio advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Sub-Advisor desires to furnish said advice and services; and

WHEREAS, the Trust and the Fund are third party beneficiaries of such arrangements;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, which shall include the Trust on behalf of the Fund for purposes of the indemnification provisions of section 11 hereof, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Sub-Advisor.

(a) The Advisor hereby appoints the Sub-Advisor, and the Sub-Advisor hereby accepts such appointment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Advisor and the Trust’s Board of Trustees.

(b) Nature of Fund. The Sub-Advisor and the Advisor both acknowledge that the Fund is a mutual fund that operates as a series of an open-end series investment company under the plenary authority of the Trust’s Board of Trustees. In managing the Fund, the Sub-Advisor shall do so subject always to the plenary authority of the Board of Trustees.

2. Duties of Sub-Advisor.

(a) General Duties. The Sub-Advisor shall act as the sole investment manager to the Fund and shall invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. The Advisor represents that the foregoing documents, as they may be amended from time to time, are consistent with the provisions of law, regulatory policies and organizational documents applicable to the Fund and the Advisor, and the Advisor will notify the Sub-Advisor in the event amendments to the foregoing are needed to conform to any changes in such provisions of law, regulatory policies or organizational documents. The Advisor will furnish to the Sub-Advisor current and complete copies of the Declaration of Trust and By-Laws of the Trust, and the Fund’s current Prospectus and Statement of Additional Information as those documents may be amended from time to time, and will provide the Sub-Advisor with any limitations, policies and procedures reasonably in advance of their adoption. In providing such services, the Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law. Advisor shall provide to the Sub-Advisor all information with respect to the Fund necessary to enable the Sub-Advisor to maintain compliance with applicable regulations, laws, policies, and restrictions with respect to the Fund.

Without limiting the generality of the foregoing, the Sub-Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Fund; (iii) determine that portion of the Fund’s assets that will remain uninvested, if any; (iv) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (v) vote proxies, file required ownership reports, and take other actions with respect to the securities in the Fund; (vi) maintain the books and records required to be maintained with respect to the securities in the Fund; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Advisor, the Trustees, or the officers of the Trust may reasonably request; and (viii) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund as the Board may reasonably request.

(b) Brokerage. The Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates. For purposes hereof, references to ‘‘broker-dealer,” “broker” or “dealer” shall be understood to include other financial intermediaries and counterparties. The Sub-Advisor may direct orders to an affiliated person of the Sub-Advisor or to any other broker-dealer who has been identified by the Advisor to the Sub-Advisor as an affiliate of any other investment manager without prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees, provided that the Sub-Advisor does so in a manner consistent with Sections 17(a) and 17(e) of the Investment Company Act, Rule 17e-1 thereunder and the Rule 17e-1 procedures adopted by the Trust (a copy of which shall be provided to the Sub-Advisor by the Advisor). The Sub-Advisor’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or the Advisor’s overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, any affiliate of either, or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine, and the Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

For the avoidance of doubt, neither the Sub-Advisor nor any of its affiliates will be liable for the performance of the obligations, or acts or omissions of, any broker-dealer with respect to any transaction placed on behalf of the Fund.

(c) Proxy Voting. The Advisor hereby delegates to the Sub-Advisor, the Advisor’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Fund. The Sub-Advisor’s proxy voting policies shall comply with any rules or regulations promulgated by the Securities and Exchange Commission (the “SEC”). The Sub-Advisor shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Advisor’s voting procedures, of the Sub-Advisor’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Advisor shall supply updates of this record to the Advisor or any authorized representative of the Advisor, or to the Fund on a quarterly basis (or more frequently, if required by law). The Sub-Advisor shall provide the Advisor and the Fund with information regarding the policies and procedures that the Sub-Advisor uses to determine how to vote proxies relating to the Fund. The Fund may request that the Sub-Advisor vote proxies for the Fund in accordance with the Fund’s proxy voting policies.

(d) Books and Records. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender reasonably promptly to the Fund copies of any of such records upon the Fund’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under the Investment Company Act with respect to the Fund and to preserve the records required by Rule 204-2 under the Advisers Act with respect to the Fund for the period specified in the Rule.

(e) Custody. Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund’s custodian bank, or its nominee or as otherwise provided in the Fund’s custody agreement. The Fund shall notify the Sub-Advisor of the identity of its custodian bank and shall give the Sub-Advisor thirty (30) days’ written notice of any changes in such custody arrangements. Neither the Sub-Advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash or securities, mortgages or deeds of trust, or other indicia of ownership of the Fund’s investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund’s custodian bank. The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Advisor with respect thereto (which may be orally given if confirmed in writing);

and (b) provide the Sub-Advisor with all operational information necessary for the Sub-Advisor to trade on behalf of the Fund.

3. Representations of the Parties.

(a) Sub-Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) Sub-Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) Sub-Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act, the Investment Company Act and any other applicable state and/or self-regulatory organization regulations.

(d) Sub-Advisor shall be covered by errors and omissions insurance. The company self-retention or deductible shall not exceed reasonable and customary standards, and Sub-Advisor agrees to notify Advisor in the event the aggregate coverage of such insurance in any annual period is reduced below $5,000,000, except for the reduction due to claims.

(e) The Sub-Advisor represents and warrants to the Advisor and the Fund that (i) the retention of the Sub-Advisor as contemplated by this Agreement is authorized by the Sub-Advisor’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Advisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Advisor and when executed and delivered by the Sub-Advisor will be the legal, valid and binding obligation of the Sub-Advisor, enforceable against the Sub-Advisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(f) By execution of the Agreement, the Advisor represents that: (i) the terms hereof do not violate any law or other obligation by which the Advisor or the Fund is bound, whether arising by contract, operation of law or otherwise; (ii) the Agreement has been duly authorized by appropriate action and when so executed and delivered will be binding upon the Advisor in accordance with its terms; (iii) the Advisor has received a copy of Part 2 of the Sub-Advisor’s Form ADV; and (iv) the Advisor will deliver to the Sub-Advisor evidence of such authority as the Sub-Advisor may reasonably request, whether by way of a certified resolution or otherwise.

4. Independent Contractor. The Sub-Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust, the Fund, or the Advisor in any way, or in any way be deemed an agent for the Trust, the Fund, or the Advisor. It is expressly understood and agreed that the services to be rendered by the Sub-Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Sub-Advisor’s Personnel. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or retained by the Sub-Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice, and assistance as the Sub-Advisor, the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6. Expenses.

(a) The Sub-Advisor shall be responsible for (i) providing the personnel, office space, and equipment reasonably necessary to fulfill its obligations under this Agreement. The Sub-Advisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

(b) The Sub-Advisor may voluntarily absorb certain Fund expenses or waive some or all of the Sub-Advisor’s own fee.

(c) To the extent the Sub-Advisor incurs any costs by assuming expenses which are an obligation of the Advisor or the Fund, the Advisor or the Fund shall promptly reimburse the Sub-Advisor for such costs and expenses. To the extent the Sub-Advisor performs services for which the Fund or the Advisor is obligated to pay, the Sub-Advisor shall be entitled to prompt reimbursement in such amount as shall be negotiated between the Sub-Advisor and the Advisor but shall, under no circumstances, exceed the Sub-Advisor’s actual costs for providing such services.

7. Investment Sub-Advisory Fee.

(a) The Advisor shall pay to the Sub-Advisor, and the Sub-Advisor agrees to accept, as full compensation for all investment advisory services furnished or provided to the Fund pursuant to this Agreement, an annual sub-advisory fee based on the net assets of the Fund. Such fee shall be paid at the annual rate specified in Exhibit A attached hereto on the net assets of the Fund , computed on the value of such net assets as of the close of business each day.

(b) The sub-advisory fee shall be paid by the Advisor to Sub-Advisor monthly in arrears on the tenth business day of each month.

(c) The initial fee under this Agreement shall be payable on the tenth business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Sub-Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Sub-Advisor under this Agreement will be reduced to the extent of any receivable owed by the Sub-Advisor to the Advisor or the Fund.

(e) The Sub-Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Advisor of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Sub-Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) The Sub-Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Sub-Advisor hereunder.

8. No Shorting; No Borrowing. The Sub-Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Sub-Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Funds assets in connection with any borrowing not directly for the Fund’s benefit.

9. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund and the Advisor represents and warrants that nothing herein contained is inconsistent with any such documents or requirements. In this connection, the Sub-Advisor acknowledges that the Advisor and the Trust’s Board of Trustees retain ultimate plenary authority over the Fund, and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. Reports and Access. The Sub-Advisor agrees to supply such information to the Advisor and to permit such compliance inspections by the Advisor or the Fund as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11. Standard of Care, Liability and Indemnification.

(a) The Sub-Advisor shall exercise reasonable care and prudence in fulfilling its obligations under this Agreement.

(b) The Sub-Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements furnished by the Sub-Advisor for use by the Advisor in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) that pertain to the Sub-Advisor. The Sub-Advisor shall have no responsibility or liability with respect to other disclosures.

(c) Except as otherwise provided in this Agreement, in the absence of willful misfeasance, bad faith, gross negligence, violation of law or reckless disregard of the obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust, or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, the Sub-Advisor shall not be liable to the Advisor, its officers, directors, agents, employees, controlling persons or shareholders, the Fund or to the Trust or its shareholders for (i) any acts of the Advisor or any other sub-advisor to the Fund with respect to the portion of the assets of the Fund not managed by the Sub-Advisor and (ii) acts of the Sub-Advisor which result from or are based upon acts of the Advisor, including, but not limited to, a failure of the Advisor to provide accurate and current information with respect to any records maintained by Advisor , which records are not also maintained by the Sub-Advisor or, to the extent such records relate to the portion of the assets managed by the Sub-Advisor, otherwise available to the Sub-Advisor upon reasonable request, provided, in all cases, that the liability was not attributable to the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, violation of law or reckless disregard of its obligations or duties hereunder.

(d) Except as otherwise provided in this Agreement, including without limitation paragraph (c) above, each, party to this Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall require an Indemnifying Party to indemnify an Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its willful misfeasance, bad faith, violation of law or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest.

The provisions of this paragraph 11(e) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

(f) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor or the Sub-Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. Non-Exclusivity; Trading for Sub-Advisor’s Own Account; Code of Ethics. The Advisor’s employment of the Sub-Advisor is not an exclusive arrangement. The Advisor anticipates that it will employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Sub-Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling, or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Sub-Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act, a copy of which has been provided to the Board of Trustees of the Trust. It is understood that the Sub-Advisor or its affiliates may take investment action or give advice on behalf of such other clients that differs from investment action taken on behalf of the Fund.

The Sub-Advisor will make such reports to the Advisor and the Fund as are required by Rule 17j-1 and Rule 38a-1 under the Investment Company Act. The Sub-Advisor agrees to provide the Advisor and the Fund with any information required to satisfy the compliance program, code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act and any rules or regulations promulgated by the SEC. To the extent the Sub-Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Sub-Advisor shall provide the Advisor with a copy of such code of ethics and any amendments thereto.

13. Term. This Agreement shall become effective upon approval by the Board of Trustees of the Trust and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval, and (iii) the Advisor. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

14. Termination; No Assignment.

(a) This Agreement may be terminated at any time without payment of any penalty, by: the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Sub-Advisor and the Advisor. This Agreement also may be terminated at any time, without the payment of any penalty, by the Advisor or the Sub-Advisor upon sixty (60) days’ written notice to the Trust and the other party. In the event of a termination, Sub-Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by Sub-Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

16. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act and any rules and regulations promulgated thereunder.

18. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Advisor hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Advisor (on behalf of itself and the Fund) and the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Advisor or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Advisor and the Fund and communicated in writing to the Sub-Advisor. Such written approval shall not be unreasonably withheld by the Advisor or the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

19. Anti-Money Laundering Compliance. The Sub-Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Sub-Advisor agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Advisor, now and in the future. The Sub-Advisor further agrees to provide to the Fund and/or the Advisor such reports, certifications and contractual assurances as may be requested by the Fund or the Advisor. The Advisor may disclose information respecting the Sub-Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

20. Certifications; Disclosure Controls and Procedures. The Sub-Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Advisor, the Sub-Advisor agrees to use its best efforts to assist the Advisor and the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Sub-Advisor agrees to inform the Fund of any material development related to the Fund that the Advisor notifies the Sub-Advisor is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

21. Provision of Certain Information by the Sub-Advisor. The Sub-Advisor will promptly notify the Advisor in writing of the occurrence of any of the following events:

(a) the Sub-Advisor fails to be registered as investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as investment adviser in order to perform its obligations under this Agreement;

(b) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Advisor or the Fund;

(c) the Sub-Advisor suffers financial impairment which materially interferes with its ability to manage the Fund or otherwise fulfill its duties under this Agreement;

(d) the Sub-Advisor, its principal officers or its controlling stockholders are the subject of a government investigation or inquiry, administrative proceeding or any other type of legal action which, under the Investment Company Act, would make it ineligible to serve as an investment adviser to an investment company;

(e) a change in the Sub-Advisor’s personnel materially involved in the management of the Fund; or

(f) a change in control or management of the Sub-Advisor.

22. Confidentiality. The parties to this Agreement shall not, directly or indirectly, permit their respective affiliates, directors, trustees, officers, members, employees, or agents to, in any form or by any means, use, disclose, or furnish to any person or entity, records or information concerning the business of any of the other parties except as necessary for the performance of duties under this Agreement or as required by law, without prior written notice to and approval of the relevant other parties, which approval shall not be unreasonably withheld by such other parties. The Advisor agrees not to make use of the investment recommendations of the Sub-Advisor with regard to other investment portfolios, products, clients or prospective clients without the written consent of the Sub-Advisor.

22. Use of Sub-Advisor’s Name and Logo. Neither the Fund nor the Advisor will use the Sub-Advisor’s name or make any statements relating to the Sub-Advisor or its affiliates in any promotional or disclosure materials relating to the Fund until the Sub-Advisor has reviewed and approved the materials prior to their first use. Such approval will not be unreasonably withheld or delayed. Neither the Advisor nor the Fund may use the logo of the Sub-Advisor or any affiliate in any promotional materials without the prior approval of the Sub-Advisor, which the Sub-Advisor may grant or withhold in its sole discretion. Within fifteen (15) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with Sub-Advisor.

23. Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

IM GLOBAL PARTNER FUND MANAGEMENT, LLC		SEGALL BRYANT & HAMILL, LLC, LLC

By:	/s/ John M. Coughlan	By:	/s/ Carolyn Goldhaber
Name:	John M. Coughlan	Name:	Carolyn Goldhaber
Title:	Managing Director	Title:	President

As a Third Party Beneficiary,

LITMAN GREGORY FUNDS TRUST

on behalf of

IMGP SMALL COMPANY FUND

By:	/s/ John M. Coughlan
Name:	John M. Coughlan
Title:	Treasurer